Schedules of Investments ─ IQ Real Return ETF

January 31, 2020 (unaudited)

	Shares	Value
Exchange Traded Vehicle — 25.1%

Cash — 25.1%
IQ Ultra Short Duration ETF†
(Cost $13,601,985)	271,468	$13,641,267

Investment Companies — 74.6%

Oil Fund — 3.7%
Invesco DB Oil Fund(a)	219,388	1,992,043

U.S. Large Cap Core Funds — 9.8%
iShares Core S&P 500 ETF	6,544	2,115,283
SPDR S&P 500 ETF Trust(a)	10,033	3,227,917

Total U.S. Large Cap Core Funds		5,343,200

U.S. REITS Funds — 7.7%
iShares U.S. Real Estate ETF(a)	4,458	421,593
SPDR Dow Jones REIT ETF	2,386	244,541
Vanguard Real Estate ETF	37,810	3,551,493

Total U.S. REITS Funds		4,217,627

U.S. Ultra Short-Term Treasury Bond Funds — 53.4%
Goldman Sachs Access Treasury 0-1 Year ETF	29,029	2,911,609
Invesco Treasury Collateral ETF	4,439	468,669
iShares Short Treasury Bond ETF(a)	123,217	13,631,497
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	130,889	11,981,579

Total U.S. Ultra Short-Term Treasury Bond Funds		28,993,354

Total Investment Companies
(Cost $39,666,177)		40,546,224

Short-Term Investments — 2.2%

Money Market Funds — 2.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 1.51%(b)(c)	1,021,250	1,021,250
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.55%(b)	148,195	148,195
Total Short-Term Investments
(Cost $1,169,445)		1,169,445

Total Investments — 101.9%
(Cost $54,437,607)		55,356,936
Other Assets and Liabilities, Net — (1.9)%		(1,027,883)
Net Assets — 100.0%		$54,329,053

†	Affiliated Fund.
(a)	All or a portion of the security was on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The aggregate market value of securities on loan was $8,823,404; total market value of collateral held by the Fund was $9,091,608. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $8,070,358.
(b)	Reflects the 1-day yield at January 31, 2020.
(c)	Represents security purchased with cash collateral received for securities on loan.

Schedules of Investments ─ IQ Real Return ETF (continued)

January 31, 2020 (unaudited)

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2020. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to the Fund's most recent semi-annual or annual financial statements.

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Exchange Traded Vehicle	$13,641,267	$–	$–	$13,641,267
Investment Companies	40,546,224	–	–	40,546,224
Repurchase Agreement	–	–	–	–
Short-Term Investments:
Money Market Funds	1,169,445	–	–	1,169,445
Total Investments in Securities	$55,356,936	$–	$–	$55,356,936

(d)	For a complete listing of investments and their industries, see the Schedules of Investments.

A summary of the Fund’s transactions with affiliated fund during the period ended January 31, 2020 is as follows:

Affiliated Holdings
	Shares at 04/30/2019	Value ($) at 04/30/2019	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 01/31/2020	Value ($) at 01/31/2020
IQ Ultra Short Duration ETF	–	–	14,197,940	(596,564)	609	39,282	63,671	–	271,468	13,641,267
	–	–	14,197,940	(596,564)	609	39,282	63,671	–	271,468	13,641,267